United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 12, 2024
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware	16-1725106
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
FNF Common Stock, $0.0001 par value	FNF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
The Fidelity National Financial, Inc. Annual Meeting of Shareholders was held June 12, 2024. As of April 15, 2024, the record date for the Annual Meeting, 273,238,230 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:

1. To elect four Class I directors to serve until the 2027 Annual Meeting of Shareholders or until their successors are duly elected and qualified or their earlier death, resignation or removal

	FOR	WITHHELD	BROKER NON-VOTES
Randy R. Quirk	203,392,080	14,590,310	27,018,272
Sandra D. Morgan	198,000,558	19,981,832	27,018,272
Heather H. Miller	215,910,960	2,071,430	27,018,272
John D. Rood	178,949,490	39,032,900	27,018,272

Directors whose term of office as a director continued after the meeting are as follows:

Class II (term expires at the 2025 Annual Shareholders Meeting): Hon. Halim Dhanidina, Daniel D. (Ron) Lane, and Cary H. Thompson
Class III (term expires at the 2026 Annual Shareholders Meeting): William P. Foley, II, Douglas K. Ammerman, Thomas M. Hagerty, and Peter O. Shea, Jr.

2. To approve the redomestication of the Company from the State of Delaware to the State of Nevada by conversion

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
110,277,692	107,467,828	236,870	27,018,272
Proposal 2 regarding the redomestication of the Company to the State of Nevada by conversion required the affirmative vote of a majority of the shares of the Company’s outstanding common stock entitled to vote thereon for approval. Given that Proposal 2 did not receive the affirmative vote of the outstanding shares of our common stock and therefore was not approved by our shareholders, the Company will not pay the consent consideration to holders of its 4.500% Notes due 2028, 3.400% Notes due 2030, 2.450% Notes due 2031 and 3.200% Notes due 2051 pursuant to its previously announced consent solicitation, and its Eighth Supplemental Indenture is terminated in accordance with its terms.

3. To approve a non-binding advisory resolution on the compensation paid to our named executive officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
205,997,576	11,451,419	533,395	27,018,272
4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year

FOR	AGAINST	ABSTAIN
244,478,226	215,350	307,086

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	June 14, 2024	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary